Exhibit 99.2

scansource

Fiscal Second Quarter

2022 Earnings

"Strong demand drove top-line growth with profitability ahead of expectations, as our team successfully navigated ongoing supply chain challenges. This demand from channel partners across our technologies and operational excellence by our employees lead us to raise our full year 2022 outlook for both net sales and adjusted EBITDA."

Mike Baur

Chairman and CEO, ScanSource, Inc.

Key Highlights

Strong Demand Drives Outstanding Q2 Performance

Exceeds Expectations and Raises Full Year Outlook

Hybrid Distribution Strategy Enables Sustainable Growth

6.6% Net Sales Growth and 25% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +6.6% Y/Y $864.4 M	**STS, Net Sales** +9% Y/Y $496.9 M	**MC&C, Net Sales** +3% Y/Y (4% organic*) $367.4 M
Gross Profit +25% Y/Y $107.9 M, 12.5% margin	**STS, Gross Profit** +35% Y/Y $52.0 M, 10.5% margin	**MC&C, Gross Profit** +18% Y/Y $55.9 M, 15.2% margin

© ScanSource 2022

Second Quarter Metrics Reflect Operational Excellence

$0.89 Per Share
GAAP Diluted EPS

4.92%
Adjusted EBITDA Margin*

$(74.3)M TTM
Operating Cash Flow
As expected, working capital for growth

$1.02 Per Share, +57% Y/Y
Non-GAAP Diluted EPS*
All-time quarterly record

$42.5M
Adjusted EBITDA*
+43% Y/Y

17.6%
ROIC*
Highest quarter in over 5 years

Solid Financial Foundation for Growth

1.1x net debt to TTM adjusted EBITDA
Target range: 1x to 2x

5.7x inventory turns
5-qtr range: 5.7x to 6.9x

Paid for inventory days of (0.5)
5-qtr range: (11.8) to 2.2

64 days sales outstanding
5-qtr range: 60 to 64

Fiscal Year 2022 Outlook updated as of February 8, 2022 (replaces previously provided guidance)

At Least 7%
Net Sales Growth

At Least $148M +25% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- Leader in Hybrid Distribution
- Deep Partnerships
- Digital Growth Opportunities
- Margin Expansion
- Attractive Return Potential

* Non-GAAP measure
TTM represents trailing-12 months; ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fiscal year 2022 second quarter news release issued on February 8, 2022, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY22 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, a failure of our IT systems, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2021, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP gross profit, non-GAAP gross margin, non- GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 864,351	$ 857,311	$ 852,694	$ 729,873	$ 810,897	1%	7%
Gross profit	$ 107,925	$ 101,300	$ 95,778	$ 88,116	$ 86,043	7%	25%
Gross profit margin %	*12.5 %*	*11.8 %*	*11.2 %*	*12.1 %*	*10.6 %*	*67 bp*	*188 bp*
SG&A expenses	$ 69,433	$ 63,582	$ 64,758	$ 60,099	$ 60,470	9%	15%
Operating income	$ 31,498	$ 30,328	$ 23,283	$ 19,436	$ 17,130	*4%*	*84%*
Operating income %	*3.64 %*	*3.54 %*	*2.73 %*	*2.66 %*	*2.11 %*	*11 bp*	*153 bp*
Net income	$ 23,152	$ 22,073	$ 20,657	$ 13,786	$ 11,061	*5%*	*109%*
Diluted EPS	$ 0.89	$ 0.86	$ 0.80	$ 0.54	$ 0.43	*3%*	*107%*
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 864,351	$ 857,311	$ 852,694	$ 729,873	$ 810,897	1%	7%
Gross profit	$ 107,925	$ 101,300	$ 95,778	$ 88,116	$ 86,043	7%	25%
Gross profit margin %	*12.5 %*	*11.8 %*	*11.2 %*	*12.1 %*	*10.6 %*	*67 bp*	*188 bp*
Non-GAAP SG&A expenses	$ 69,486	$ 63,499	$ 64,512	$ 59,827	$ 59,110	9%	18%
Non-GAAP operating income	$ 35,892	$ 34,921	$ 28,368	$ 25,148	$ 23,836	3%	51%
Non-GAAP operating income %	*4.15 %*	*4.07 %*	*3.33 %*	*3.45 %*	*2.94 %*	*8 bp*	*121 bp*
Non-GAAP net income	$ 26,446	$ 25,550	$ 24,522	$ 18,178	$ 16,469	4%	61%
Non-GAAP diluted EPS	$ 1.02	$ 0.99	$ 0.96	$ 0.71	$ 0.65	3%	57%
Adjusted EBITDA	$ 42,542	$ 41,394	$ 35,299	$ 31,999	$ 29,739	3%	43%
Adjusted EBITDA %	*4.92 %*	*4.83 %*	*4.14 %*	*4.38 %*	*3.67 %*	*9 bp*	*126 bp*
Adjusted ROIC	17.6 %	17.5 %	16.0 %	14.7 %	13.3 %	10 bp	430 bp
Operating cash flow (QTR)	$ (18,419)	$ (56,959)	$ 61,345	$ (60,252)	$ 44,449	68%	(141)%
Operating cash flow (TTM)	$ (74,285)	$ (11,417)	$ 116,767	$ 129,375	$ 214,975	551%	*(135)%*

[(a)] *See pages 11 through 13 for the calculation of non-GAAP measures and reconciliations to GAAP measures.*

scansource.com 4 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q/Q	Y/Y
Net sales	$ 496,920	$ 501,711	$ 515,445	$ 436,462	$ 455,248	(1)%	9%
Gross profit	$ 52,048	$ 45,694	$ 46,554	$ 39,002	$ 38,612	14%	35%
Gross profit margin %	*10.5 %*	*9.1 %*	*9.0 %*	*8.9 %*	*8.5 %*	*137 bp*	*199 bp*
GAAP operating income	$ 16,551	$ 14,104	$ 12,011	$ 8,713	$ 7,161	17%	131%
GAAP operating income %	*3.33 %*	*2.81 %*	*2.33 %*	*2.00 %*	*1.57 %*	*52 bp*	*176 bp*
Add: Intangible amortization expense	$ 1,491	$ 1,531	$ 1,610	$ 1,610	$ 1,610	(3)%	(7)%
Non-GAAP operating income	$ 18,042	$ 15,635	$ 13,621	$ 10,323	$ 8,771	*15%*	*106%*
Non-GAAP operating income %	*3.63 %*	*3.12 %*	*2.64 %*	*2.37 %*	*1.93 %*	*52 bp*	*170 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 16,551	$ 14,104	$ 12,011	$ 8,713	$ 7,161	17%	131%
Plus:							
Depreciation expense	1,867	1,868	1,967	2,000	2,165	—%	(14)%
Intangible amortization expense	1,491	1,531	1,610	1,610	1,610	(3)%	(7)%
Interest income	299	305	965	517	209	(2)%	43%
Other income/(expense), net	(169)	13	(10)	111	(129)	*nm	*nm
EBITDA	20,039	17,821	16,543	12,951	11,016	12%	82%
Adjustments:							
Share-based compensation expense	2,038	1,398	1,325	1,376	1,114	46%	83%
Adjusted EBITDA (non-GAAP)	$ 22,077	$ 19,219	$ 17,868	$ 14,327	$ 12,130	*15%*	*82%*
Adjusted EBITDA (non-GAAP) %	*4.44 %*	*3.83 %*	*3.47 %*	*3.28 %*	*2.66 %*	*61 bp*	*178 bp*

**nm - percentages are not meaningful*

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February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q/Q	Y/Y
Net sales	$ 367,431	$ 355,600	$ 337,249	$ 293,411	$ 355,649	3%	3%
Gross profit	$ 55,877	$ 55,606	$ 49,224	$ 49,114	$ 47,431	—%	18%
Gross profit margin %	*15.2 %*	*15.6 %*	*14.6 %*	*16.7 %*	*13.3 %*	*(43) bp*	*187 bp*
GAAP operating income	$ 14,894	$ 16,307	$ 11,466	$ 11,555	$ 11,813	(9)%	26%
GAAP operating income %	4.05 %	4.59 %	3.40 %	3.94 %	3.32 %	*(53) bp*	*73 bp*
Add: Intangible amortization expense	$ 2,956	$ 2,978	$ 3,283	$ 3,270	$ 3,252	(1)%	(9)%
Non-GAAP operating income	$ 17,850	$ 19,285	$ 14,749	$ 14,825	$ 15,065	(7)%	18%
Non-GAAP operating income %	*4.86 %*	*5.42 %*	*4.37 %*	*5.05 %*	*4.24 %*	*(57) bp*	*62 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 14,894	$ 16,307	$ 11,466	$ 11,555	$ 11,813	(9)%	26%
Plus:							
Depreciation expense	916	1,273	1,231	1,478	1,322	(28) bp	(31) bp
Intangible amortization expense	2,955	2,978	3,283	3,270	3,252	(1)%	(9)%
Interest income	648	721	376	228	322	(10)%	*101%*
Other income/(expense), net	(374)	(276)	77	192	8	36%	*nm
EBITDA	19,039	21,003	16,433	16,723	16,717	(9)%	14%
Adjustments:							
Share-based compensation expense	1,426	1,173	1,003	1,160	892	22%	60%
Adjusted EBITDA (non-GAAP)	$ 20,465	$ 22,176	$ 17,436	$ 17,883	$ 17,609	(8)%	16%
Adjusted EBITDA (non-GAAP) %	*5.57 %*	*6.24 %*	*5.17 %*	*6.09 %*	*4.95 %*	*(67) bp*	*62 bp*

**nm - percentages are not meaningful*

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February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

Net Sales by Segment:

($ In thousands)	Q2 FY22	Q2 FY21	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 496,920	$ 455,248	9.2 %
Foreign exchange impact (a)	1,011	—	
Net sales, constant currency (non-GAAP)	$ 497,931	$ 455,248	9.4 %
Modern Communications & Cloud:			
Net sales, as reported	$ 367,431	$ 355,649	3.3 %
Foreign exchange impact (a)	1,961	—	
Net sales, constant currency (non-GAAP)	$ 369,392	$ 355,649	3.9 %
Consolidated:			
Net sales, as reported	$ 864,351	$ 810,897	6.6 %
Foreign exchange impact (a)	2,972	—	
Net sales, constant currency (non-GAAP)	$ 867,323	$ 810,897	7.0 %

Net Sales by Geography:

($ in thousands)	Q2 FY22	Q2 FY21	% Change
United States and Canada:			
Net sales, as reported	$ 773,932	$ 720,004	7.5 %
International:			
Net sales, as reported	$ 90,419	$ 90,893	(0.5)%
Foreign exchange impact (a)	2,972	—	
Net sales, constant currency (non-GAAP)	$ 93,391	$ 90,893	2.7 %
Consolidated:			
Net sales, as reported	$ 864,351	$ 810,897	6.6 %
Foreign exchange impact (a)	2,972	—	
Net sales, constant currency (non-GAAP)	$ 867,323	$ 810,897	7.0 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2021 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2020.

scansource.com 7 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21
Adjusted return on invested capital (ROIC), annualized (a)	**17.6 %**	**17.5 %**	**16.0 %**	**14.7 %**	**13.3 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 23,152	$ 22,073	$ 20,657	$ 13,786	$ 11,061
Plus:					
Interest expense	1,493	1,660	1,643	1,576	1,796
Income taxes	7,257	7,358	2,389	5,121	4,683
Depreciation and amortization	7,229	7,650	8,090	8,358	8,349
EBITDA	39,131	38,741	32,779	28,841	25,889
Adjustments:					
Acquisition and divestiture costs	(53)	83	246	272	1,360
Restructuring costs	—	—	(54)	349	484
Share-based compensation	3,464	2,570	2,328	2,537	2,006
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 42,542**	**$ 41,394**	**$ 35,299**	**$ 31,999**	**$ 29,739**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 746,094	$ 731,191	$ 690,575	$ 682,139	$ 671,227
Equity - end of quarter	768,525	746,094	731,191	690,575	682,139
Adjustments:					
Share-based compensation, net	2,590	1,922	1,752	1,912	1,510
Acquisition and divestiture costs	(53)	83	207	272	1,360
Restructuring, net of tax	—	—	(40)	264	366
Discontinued operations net (income) loss	(100)	—	(3,053)	688	25,255
Average equity	758,528	739,645	710,316	687,925	690,929
Average funded debt (b)	200,708	197,406	177,074	191,996	198,620
Invested capital (denominator for ROIC) (non-GAAP)	**$ 959,236**	**$ 937,051**	**$ 887,390**	**$ 879,921**	**$ 889,549**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21
Consolidated debt (Q/E)	$ 196,866	$ 197,356	$ 143,174	$ 198,851	$ 151,924
Less:					
Consolidated cash and cash equivalents (Q/E)	(34,123)	(55,491)	(62,718)	(49,321)	(67,187)
Net debt (Q/E)	**$ 162,743**	**$ 141,865**	**$ 80,456**	**$ 149,530**	**$ 84,737**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 23,152	$ 22,073	$ 20,657	$ 13,786	$ 11,061
Plus:					
Interest expense	1,493	1,660	1,643	1,576	1,796
Income taxes	7,257	7,358	2,389	5,121	4,683
Depreciation and amortization	7,229	7,650	8,090	8,358	8,349
EBITDA	39,131	38,741	32,779	28,841	25,889
Adjustments:					
Acquisition and divestiture costs	(53)	83	246	272	1,360
Restructuring costs	—	—	(54)	349	484
Share-based compensation	3,464	2,570	2,328	2,537	2,006
Adjusted EBITDA (non-GAAP)	$ 42,542	$ 41,394	$ 35,299	$ 31,999	$ 29,739
Adjusted EBITDA, TTM (a)	**$ 151,234**	**$ 138,431**	**$ 117,948**	**$ 96,605**	**$ 85,475**
Net Debt / Adjusted EBITDA, TTM (a)	**1.1x**	**1.0x**	**0.7x**	**1.5x**	**1.0x**

(a) Adjusted EBITDA for the trailing 12-month period

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February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21
Accounts Receivable (Q/E)	$ 613,186	$ 589,532	$ 568,984	$ 509,404	$ 534,583
Days sales outstanding in receivables	64	62	60	63	60
Inventory (Q/E)	$ 562,397	$ 493,541	$ 470,081	$ 459,652	$ 421,003
Inventory turns	5.7	6.3	6.5	5.8	6.9
Accounts payable (Q/E)	$ 653,190	$ 602,229	$ 634,805	$ 521,552	$ 589,292
Paid for inventory days*	(0.5)	(3.2)	(9.4)	2.2	(11.8)
Working Capital (Q/E) (AR+INV-AP)	$ 522,393	$ 480,844	$ 404,260	$ 447,504	$ 366,294
Cash conversion cycle	64	59	51	65	48

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended December 31, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 864,351	$ —	$ —	$ 864,351
Gross profit	107,925	—	—	107,925
SG&A expenses	69,433	—	53	69,486
Operating income	31,498	4,447	(53)	35,892
Other expense, net	1,089	—	—	1,089
Pre-tax income	30,409	4,447	(53)	34,803
Net income	23,152	3,347	(53)	26,446
Diluted EPS	$ 0.89	$ 0.13	$ —	$ 1.02

(a) Acquisition and divestiture costs totaled less than $(0.1) million for the quarter ended December 31, 2021 and are generally nondeductible for tax purposes.

($ in thousands)

	Quarter ended September 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 857,311	$ —	$ —	$ 857,311
Gross profit	101,300	—	—	101,300
SG&A expenses	63,582	—	(83)	63,499
Operating income	30,328	4,510	83	34,921
Other expense, net	897	—	—	897
Pre-tax income	29,431	4,510	83	34,024
Net income	22,073	3,394	83	25,550
Diluted EPS	$ 0.86	$ 0.13	$ —	$ 0.99

(a) Acquisition and divestiture costs totaled $0.1 million for the quarter ended September 30, 2021 and are generally nondeductible for tax purposes.

scansource.com 11 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q2 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended June 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 852,694	$ —	$ —	$ 852,694
Gross profit	95,778	—	—	95,778
SG&A expenses	64,758	—	(246)	64,512
Operating income	23,283	4,893	192	28,368
Other expense, net	237	—	—	237
Pre-tax income	23,046	4,893	192	28,131
Net income	20,657	3,698	167	24,522
Diluted EPS	$ 0.80	$ 0.14	$ 0.01	$ 0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.1 million for the quarter ended June 30, 2021.

($ in thousands)

	Quarter ended March 31, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 729,873	$ —	$ —	$ 729,873
Gross profit	88,116	—	—	88,116
SG&A expenses	60,099	—	(272)	59,827
Operating income	19,436	4,880	832	25,148
Other expense, net	529	—	—	529
Pre-tax income	18,907	4,880	832	24,619
Net income	13,786	3,697	695	18,178
Diluted EPS	$ 0.54	$ 0.14	$ 0.03	$ 0.71

(a) Acquisition and divestiture costs totaled $0.3 million for the quarter ended March 31, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the quarter ended March 31, 2021.

scansource.com 12 February 8, 2022

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended December 31, 2020 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs(a) Non-GAAP measure Net sales $ 810,897 $ — $ — $ 810,897 Gross profit 86,043 — — 86,043 SG&A expenses 60,470 — (1,360) 59,110 Operating income 17,130 4,862 1,844 23,836 Other expense, net 1,386 — — 1,386 Pre-tax income 15,744 4,862 1,844 22,450 Net income 11,061 3,682 1,726 16,469 Diluted EPS $ 0.43 $ 0.15 $ 0.07 $ 0.65 (a) Acquisition and divestiture costs totaled $1.4 million for the quarter ended December 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.5 million for the quarter ended December 31, 2020. ScanSource, Inc. Earnings Infographic Q2 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 February 8, 2022

FY22 Annual Financial Outlook Reconciliation FY22 Outlook GAAP, operating income At least $105 million Intangible amortization $18 million Depreciation expense $13 million Share-based compensation expense $12 million Adjusted EBITDA (non-GAAP) At least $148 million ScanSource, Inc. Earnings Infographic Q2 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 February 8, 2022